SECURITY AGREEMENT


      This Security Agreement (this "Agreement") is executed as of May 16, 2005, by and between Broadcast International, Inc., a Utah corporation (the "Debtor"), and Gryphon Master Fund, L.P., a Bermuda limited partnership, as collateral agent for the Secured Parties (the "Collateral Agent").

      FOR VALUABLE CONSIDERATION, the receipt and adequacy of which are hereby acknowledged, the Debtor hereby covenants and agrees with the Collateral Agent, for the benefit of the Secured Parties, as follows:

      1. Reference to Purchase Agreement and Notes. This Agreement is being executed and delivered in connection with that certain Securities Purchase Agreement (the "Purchase Agreement"), dated May 16, 2005, by and among the Company and the Purchasers named therein (each, together with their successors and permitted assigns, a "Secured Party" and collectively, the "Secured Parties"), and in connection with the issuance by the Company of the Notes pursuant to the Purchase Agreement. Capitalized terms used in this Agreement but not otherwise defined herein shall have the meanings ascribed to such terms in the Purchase Agreement.

      2. Incorporation of Purchase Agreement and Notes. The terms, conditions, and provisions of the Purchase Agreement and the Notes are incorporated herein by reference, the same as if set forth herein verbatim, which terms, conditions, and provisions shall continue to be in full force and effect hereunder until each Note is paid and performed in full.

      3. Certain Definitions. As used herein, the following terms have the meanings indicated:

            "Collateral" means any and all assets and properties (real, personal or mixed) of the Debtor (or any of them), whether now owned or hereafter acquired, including, without limitation, (i) all replacements, substitutions and additions thereto, (ii) all books and records pertaining thereto, and (iii) all the accounts, notes and any other proceeds and products therefrom.

            "Default" means the occurrence of any one or more of the following events, which in the case of clause (ii) below continues for a period of 5 days after the Collateral Agent gives written notice thereof: (i) an Event of Default (as defined in the Notes); (ii) except as otherwise provided in this definition, the failure of the Debtor to perform any material covenant, agreement, or condition contained herein; (iii) the levy against the Collateral, or any part thereof, or any execution, attachment, sequestration, or other writ; (iv) the appointment of a receiver with respect to the Collateral, or any part thereof; (v) the filing by the Debtor, by way of petition or answer, of any petition or other pleading seeking relief as a debtor, or an adjustment of the Debtor's debts, or any other relief under any bankruptcy, reorganization, or insolvency laws now or hereafter existing; or
(vi) the receipt by the Collateral Agent of information establishing that any representation or warranty made by the Debtor herein is false, misleading, or erroneous in any material respect.

            "Obligations" means the Debtor's payment and performance under this Agreement, the Purchase Agreement and the Notes, together with any and all renewals, extensions, and modifications of the same, whether on account of principal, interest, fees, indemnities, costs, expenses, costs of collection thereunder or otherwise.

            "Obligor" means any person obligated with respect to any of the Collateral, whether as an account debtor, obligor on an instrument, issuer of securities, or otherwise.

            "Security Interest" means the security interest granted and the pledge and assignment made under Paragraph 4.

            "UCC" means the Uniform Commercial Code as enacted in the State of Texas, or other applicable jurisdiction, as amended at the time in question.

      4. Security Interest. In order to secure the full and complete payment and performance of the Obligations when due, the Debtor hereby grants to the Collateral Agent, for the ratable benefit of the Secured Parties, a security interest in and to the Collateral and pledges and assigns the Collateral to the Collateral Agent, for the ratable benefit of the Secured Parties. Such security interest is granted and such pledge and assignment are made as security only and shall not subject the Collateral Agent to, or transfer or in any way affect or modify, any obligation of the Debtor with respect to any of the Collateral or any transaction involving or giving rise thereto.

      5.    Representations, Warranties and Covenants of Debtor

            (a) Representations and Warranties with Respect to the Collateral. The Debtor represents and warrants that (i) it has all requisite power and authority to enter into this Agreement; (ii) except for any financing statement that may be filed by the Collateral Agent, for the ratable benefit of the Secured Parties, with respect to the Collateral, no financing statement covering the Collateral, or any part thereof, has been filed with any filing officer or agency; (iii) no other security agreement covering the Collateral, or any part thereof, has been made and no security interest, other than the one created herein, has attached to or been perfected in the Collateral or in any part thereof; (iv) on the date hereof the Debtor's jurisdiction of organization and identification number from such jurisdiction of organization is specified on Schedule 1 hereto; (v) no dispute, right of setoff, counterclaim, or defense exists with respect to any part of the Collateral; and (vi) the Collateral is located only in the jurisdictions specified on
Schedule 1 hereto.

            (b) Affirmative Covenants of Debtor. The Debtor covenants and agrees to each and all of the following: (i) to execute and deliver promptly to the Collateral Agent all such other assignments, certificates, and supplemental writings, and to do all other acts or things, as the Collateral Agent may reasonably request in order more fully to evidence and perfect the security interest created herein and to promptly pay the reasonable costs and expenses of the Collateral Agent in connection with the Collateral Agent's perfection of its security interests in the Collateral hereunder; (ii) to furnish the Collateral Agent promptly with any information or writing that the Collateral Agent may reasonably request concerning the Collateral; (iii) to allow the Collateral Agent to inspect all books and records of the Debtor relating to the Collateral or the Notes, and to make and take away copies of such books and records at the Collateral Agent's expense; (iv) to notify the Collateral Agent promptly of any change in any material fact or circumstance warranted or represented by the Debtor in this Agreement or in any other writings furnished by the Debtor to the Collateral Agent in connection with the Collateral; (v) to notify the Collateral Agent promptly of any claim, action, or proceeding affecting title to the Collateral, or any part thereof, or the security interest herein, and at the request of the Collateral Agent, to appear in and defend, at Debtor' sole cost and expense, any action or proceeding; (vi) to maintain insurance customarily obtained by similar businesses; and (vii) to pay to the Collateral Agent promptly the amount of all costs and expenses (including reasonable attorney's fees) incurred by the Collateral Agent in the enforcement of its rights hereunder.

            (c) Negative Covenants of Debtor. The Debtor covenants and agrees that, without the prior written consent of the Collateral Agent (which consent may be granted or withheld in the sole and absolute discretion of the Collateral Agent), the Debtor will not (i) except for sales of inventory in the ordinary course of business consistent with past practice, sell, assign, or transfer the Collateral or any of its rights therein, (ii) create any other security interest in, mortgage, or otherwise encumber the Collateral or any part thereof, or permit the Collateral to be or become subject to any lien, attachment, execution, sequestration, other legal or equitable process, or any encumbrance of any kind or character, except the security interest created herein, or (iii) change its jurisdiction of organization, name or corporate structure.

     6. Default; Remedies. Should a Default occur and be continuing, the Collateral Agent may, at its election, exercise any and all rights available to the Collateral Agent and the Secured Parties under the UCC, in addition to any and all other rights afforded by this Agreement, at law, in equity, or otherwise, including, without limitation, (a) requiring the Debtor to assemble all or part of the Collateral and make it available to the Collateral Agent at a place to be designated by the Collateral Agent which is reasonably convenient to the Debtor and the Collateral Agent, (b) surrendering any policies of insurance on all or part of the Collateral and receiving and applying the unearned premiums as a credit on the Obligations, (c) applying by appropriate judicial proceedings for appointment of a receiver for all or part of the Collateral (and the Debtor hereby consents to any such appointment), and (d) applying to the Obligations any cash held by the Collateral Agent under this Agreement.

            (a) Notice. Reasonable notification of the time and place of any public sale of the Collateral, or reasonable notification of the time after which any private sale or other intended disposition of the Collateral is to be made, shall be sent to the Debtor and to any other person entitled to notice under the UCC; provided that if any of the Collateral threatens to decline speedily in value or is of the type customarily sold on a recognized market, the Collateral Agent may sell or otherwise dispose of the Collateral without notification, advertisement, or other notice of any kind. It is agreed that notice sent or given not less than three calendar days prior to the taking of the action to which the notice relates is reasonable notification and notice for the purposes of this subparagraph.

            (b) Sales of Securities. In connection with the sale of any Collateral that is securities, the Collateral Agent is authorized, but not obligated, to limit prospective purchasers to the extent deemed necessary or desirable by the Collateral Agent to render such sale exempt from the registration requirements of the Securities Act of 1933, as amended, and any applicable state securities laws, and no sale so made in good faith by the Collateral Agent shall be deemed not to be "commercially reasonable" because so made.

            (c) Application of Proceeds. The Collateral Agent shall apply the proceeds of any sale or other disposition of the Collateral under this Paragraph 6 in the following order: first, to the payment of all its reasonable expenses incurred in retaking, holding, and preparing any of the Collateral for sale(s) or other disposition, in arranging for such sale(s) or other disposition, and in actually selling or disposing of the same (all of which are part of the Obligations); second, toward repayment of any other amounts expended by the Collateral Agent under this Agreement; and third, toward payment of the balance of the Obligations on a pro rata basis. Any surplus remaining shall be delivered to the Debtor or as a court of competent jurisdiction may direct.

      7.    Other Rights.

            (a) Performance. In the event the Debtor shall fail to pay when due all taxes on any of the Collateral, or to preserve the priority of the Security Interest in any of the Collateral, or otherwise fail to perform any of its obligations under this Agreement with respect to the Collateral, then the Collateral Agent may, at its option, but without being required to do so, pay such taxes, prosecute or defend any suits in relation to the Collateral, or take all such other action which the Debtor is required, but has failed or refused, to take under this Agreement. Any sum which may be expended or paid by the Collateral Agent under this subparagraph (including, without limitation, court costs and attorneys' fees) shall bear interest from the dates of expenditure or payment at the highest lawful rate until paid and, together with such interest, shall be payable by the Debtor to the Collateral Agent upon demand and shall be part of the Obligations.

            (b) Collection. Upon notice from the Collateral Agent, each Obligor with respect to any payments on any of the Collateral (including, without limitation, dividends and other distributions with respect to securities and insurance proceeds payable by reason of loss or damage to any of the Collateral) is hereby authorized and directed by the Debtor to make payment directly to the Collateral Agent, for the benefit of the Secured Parties, regardless of whether the Debtor was previously making collections thereon. Subject to Paragraph 7(e) hereof, until such notice is given, the Debtor is authorized to retain and expend all payments made on the Collateral. The Collateral Agent shall have the right in its own name or in the name of the Debtor to compromise or extend time of payment with respect to all or any portion of the Collateral for such amounts and upon such terms as the Collateral Agent may determine; to demand, collect, receive, receipt for, sue for, compound, and give acquaintances for any and all amounts due or to become due with respect to the Collateral; to take control of cash and other proceeds of any Collateral; to endorse the name of the Debtor on any notes, acceptances, checks, drafts, money orders, or other evidences of payment on the Collateral that may come into the possession of the Collateral Agent; to sign the name of the Debtor on any invoice or bill of lading relating to any Collateral, on any drafts against Obligors or other persons making payment with respect to the Collateral, on assignments and verifications of accounts or other Collateral and on notices to Obligors making payment with respect to the Collateral; to send requests for verification of obligations to any Obligor; and to do all other acts and things necessary to carry out the intent of this Agreement. If any Obligor fails or refuses to make payment on any Collateral when due, the Collateral Agent is authorized, in its sole discretion, either in its own name or in the name of the Debtor, to take such action as the Collateral Agent shall deem appropriate for the collection of any amounts owed with respect to the Collateral or upon which a delinquency exists. Regardless of any other provision hereof, however, the Collateral Agent shall never be liable for its failure to collect, or for its failure to exercise diligence in the collection of, any amounts owed with respect to the Collateral, nor shall it be under any duty whatever to anyone except the Debtor to account for funds that they shall actually receive hereunder. Without limiting the generality of the foregoing, the Collateral Agent shall have no responsibility for ascertaining any maturities, calls, conversions, exchanges, offers, tenders, or similar matters relating to any Collateral, or for informing the Debtor with respect to any of such matters (irrespective of whether the Collateral Agent actually has, or may be deemed to have, knowledge thereof). The rights granted to the Collateral Agent under this subparagraph may be exercised at any time, whether or not a Default has occurred and is continuing.

            (c) Record Ownership of Securities. Whether or not a Default has occurred and is continuing, the Collateral Agent at any time may have any Collateral that is securities and that is in the possession of the Collateral Agent, or its nominee or nominees, registered in its name, or in the name of its nominee or nominees, as pledgee; and, as to any securities so registered, the Collateral Agent shall execute and deliver (or cause to be executed and delivered) to the Debtor all such proxies, powers of attorney, dividend coupons or orders, and other documents as the Debtor may reasonably request for the purpose of enabling the Debtor to exercise the voting rights and powers which it is entitled to exercise under this Agreement and to receive the dividends and other payments in respect of securities which it is authorized to receive and retain under this Agreement.

            (d) Voting of Securities. As long as a Default has not occurred and is not continuing, the Debtor shall be entitled to exercise all voting rights pertaining to any Collateral that is securities. After the occurrence and during the continuance of a Default, the right to vote any Collateral that is securities shall be vested exclusively in the Collateral Agent. To this end, the Debtor hereby irrevocably constitutes and appoints the Collateral Agent the proxy and attorney-in-fact of the Debtor, with full power of substitution, to vote, and to act with respect to, any and all Collateral that is securities standing in the name of the Debtor or with respect to which the Debtor is entitled to vote and act, subject to the understanding that such proxy may not be exercised unless a Default has occurred and is continuing. The proxy herein granted is coupled with an interest, is irrevocable, and shall continue until the Obligations have been paid and performed in full.

            (e) Certain Proceeds. Notwithstanding any provision of this Agreement to the contrary, any and all stock dividends or distributions in property made on or in respect of any Collateral that is securities, and any proceeds of any Collateral that is securities, whether such dividends, distributions, or proceeds result from a subdivision, combination, or reclassification of the outstanding capital stock of any issuer thereof or as a result of any merger, consolidation, acquisition, or other exchange of assets to which any issuer may be a party, or otherwise, shall be part of the Collateral hereunder, and shall, if received by the Debtor, be held in trust for the Collateral Agent, for the benefit of the Secured Parties. Upon notice from the Collateral Agent, such dividends, distributions or other proceeds shall forthwith be delivered to the Collateral Agent (accompanied by proper instruments of assignment and/or stock and/or bond powers executed by the Debtor in accordance with the Collateral Agent's instructions) to be held subject to the terms of this Agreement. Any cash proceeds of Collateral which come into the possession of the Collateral Agent (including, without limitation, insurance proceeds) may, at the Collateral Agent's option, be applied in whole or in part to the Obligations (to the extent then due), be released in whole or in part to or on the written instructions of the Debtor for any general or specific purpose, or be retained in whole or in part by the Collateral Agent as additional Collateral. Any cash Collateral in the possession of the Collateral Agent may be invested by the Collateral Agent in certificates of deposit of a term of 12 months or less issued by any state or national bank having combined capital and surplus greater than $100,000,000, or in securities issued or guaranteed by the United States of America or any agency thereof that mature within a year of the date of acquisition thereof. The Collateral Agent shall never be obligated to make any such investment and shall never have any liability to the Debtor for any loss that may result therefrom. All interest and other amounts earned from any investment of Collateral may be dealt with by the Collateral Agent in the same manner as other cash Collateral. The provisions of this subparagraph shall be applicable whether or not a Default has occurred and is continuing.

            (f) Subrogation. If any of the Obligations is given in renewal or extension or applied toward the payment of indebtedness secured by any lien, the Collateral Agent, for the ratable benefit of the Secured Parties shall be, and is hereby, subrogated to all of the rights, titles, interests, and liens securing the indebtedness so renewed, extended, or paid.

            (g) Indemnification. The Debtor hereby assumes all liability for the Collateral, for the Security Interest, and for any use, possession, maintenance, and management of, all or any of the Collateral, including, without limitation, any taxes arising as a result of, or in connection with, the transactions contemplated herein, and agrees to assume liability for, and to indemnify and hold the Collateral Agent and the Secured Parties harmless from and against, any and all claims, causes of action, or liability, for injuries to or deaths of persons and damage to property, howsoever arising from or incident to such use, possession, maintenance, and management, whether such persons be agents or employees of the Debtor or of third parties, or such damage be to property of the Debtor or of others. The Debtor agrees to indemnify, save, and hold the Collateral Agent and the Secured Parties harmless from and against, and covenants to defend the Collateral Agent and the Secured Parties against, any and all losses, damages, claims, costs, penalties, liabilities, and expenses, including, without limitation, court costs and attorneys' fees, howsoever arising or incurred because of, incident to, or with respect to the Collateral or any use, possession, maintenance, or management thereof and the execution, delivery, enforcement, performance and administration of this Agreement.

            (h) Duty of Collateral Agent. The Collateral Agent's sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under Section 9.207 of the UCC or otherwise, shall be to deal with it in the same manner as the Collateral Agent deals with similar property for its own account. Neither the Collateral Agent, any Secured Party nor any of their respective officers, directors, partners, employees or agents shall be liable for failure to demand, collect or realize upon any of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of the Debtor or any other person or to take any other action whatsoever with regard to the Collateral or any part thereof. The powers conferred on the Collateral Agent and the Secured Parties hereunder are solely to protect the Collateral Agent's and the Secured Parties' interests in the Collateral and shall not impose any duty upon the Collateral Agent or any Secured Party to exercise any such powers. The Collateral Agent and the Secured Parties shall be accountable only to the Debtor and only for amounts that they actually receive as a result of the exercise of such powers, and neither they nor any of their officers, directors, partners, employees or agents shall be responsible to the Debtor for any act or failure to act hereunder, except for their own gross negligence or willful misconduct.

      8.    Miscellaneous.

            (a) Term. Upon full and final payment in cash and performance of the Obligations, this Agreement (other than Paragraph 7(g) hereof, which shall survive) shall thereafter terminate upon receipt by the Collateral Agent of the Company's written notice of such termination.

            (b) Actions Not Releases. The Security Interest, the Obligations and the Collateral Agent's and the Secured Parties' rights hereunder shall not be released, diminished, impaired, or adversely affected by the occurrence of any one or more of the following events: (i) the taking or accepting of any other security or assurance for any or all of the Obligations; (ii) any release, surrender, exchange, subordination, or loss of any security or assurance at any time existing in connection with any or all of the Obligations; (iii) the modification of, amendment to, or waiver of compliance with any terms of this Agreement without the notification or consent of the Debtor, except as required herein (the right to such notification or consent being herein specifically waived by the Debtor); (iv) the insolvency, bankruptcy, or lack of corporate, partnership or trust power of any party at any time liable for the payment of any or all of the Obligations, whether now existing or hereafter occurring; (v) any renewal, extension, or rearrangement of the payment of any or all of the Obligations, either with or without notice to or consent of the Debtor, or any adjustment, indulgence, forbearance, or compromise that may be granted or given by the Collateral Agent to the Debtor;
(vi) any neglect, delay, omission, failure, or refusal of the Collateral Agent to take or prosecute any action in connection with this Agreement or any other agreement, document, guaranty, or instrument evidencing, securing, or assuring the payment of all or any of the Obligations; (vii) any failure of the Collateral Agent to notify the Debtor of any renewal, extension, or assignment of the Obligations or any part thereof, or the release of any security, or of any other action taken or refrained from being taken by the Collateral Agent against the Debtor or any new agreement between Secured Parties and the Debtor, it being understood that the Collateral Agent shall not be required to give the Debtor any notice of any kind under any circumstances whatsoever with respect to or in connection with the Obligations, including, without limitation, notice of acceptance of this Agreement or any Collateral ever delivered to or for the account of the Collateral Agent hereunder; (viii) the illegality, invalidity, or unenforceability of all or any part of the Obligations against any party obligated with respect thereto by reason of the fact that the Obligations, or the interest paid or payable with respect thereto, exceeds the amount permitted by law, the act of creating the Obligations, or any part thereof, is ultra vires, or the officers, partners, or trustees creating same acted in excess of their authority, or for any other reason; or (ix) if any payment by any party obligated with respect thereto is held to constitute a preference under applicable laws or for any other reason the Collateral Agent is required to refund such payment or pay the amount thereof to someone else.

            (c) Waivers. Except to the extent expressly otherwise provided herein, the Debtor waives (i) any right to require the Collateral Agent or Secured Parties to proceed against any other person, to exhaust their rights in the Collateral, or to pursue any other right which the Collateral Agent or Secured Parties may have; (ii) with respect to the Obligations, presentment and demand for payment, protest, notice of protest and nonpayment, and notice of the intention to accelerate; and (iii) all rights of marshaling in respect of any and all of the Collateral.

            (d) Financing Statements. The Collateral Agent shall be entitled at any time to file this Agreement or a carbon, photographic, or other reproduction of this Agreement, as a financing statement, but the failure of the Collateral Agent to do so shall not impair the validity or enforceability of this Agreement. The Collateral Agent is hereby authorized to file any other financing statements with respect to the Collateral (including UCC-1 financing statements), for the ratable benefit of the Secured Parties, in any applicable jurisdiction.

            (e) Amendments. This instrument may be amended only by an instrument in writing executed jointly by the Debtor and the Collateral Agent, and supplemented only by documents delivered or to be delivered in accordance with the express terms hereof; provided that the Collateral Agent shall only be permitted to enter into any amendment that releases all or substantially all of the Collateral or releases the Debtor from its obligations hereunder upon the written direction of the holders of more than 85% of the then outstanding aggregate principal amount of the Notes.

            (f) Multiple Counterparts. This Agreement has been executed in a number of identical counterparts, each of which shall be deemed an original for all purposes and all of which constitute, collectively, one agreement; but, in making proof of this Agreement, it shall not be necessary to produce or account for more than one such counterpart.

            (g) Parties Bound; Assignment. This Agreement shall be binding on the Debtor each of its successors and permitted assigns and shall inure to the benefit of the Collateral Agent and the Secured Parties and their respective successors and assigns. The Debtor may not, without the prior written consent of the Collateral Agent, assign any rights, duties, or obligations hereunder. In the event of an assignment of all or part of the Obligations, the Security Interest and other rights and benefits hereunder, to the extent applicable to the part of the Obligations so assigned, shall be transferred therewith.

            (h) Governing Law; Exclusive Jurisdiction. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Texas, without giving effect to the choice of law provisions. This Agreement shall not be interpreted or construed with any presumption against the party causing this Agreement to be drafted. The Debtor, the Collateral Agent and each Secured Party (i) hereby irrevocably submit to the exclusive jurisdiction of the United States District Court sitting in the Northern District of Texas and the courts of the State of Texas located in Dallas, Texas, for the purposes of any suit, action or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby, (ii) hereby waive, and agree not to assert in any such suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of such court, that the suit, action or proceeding is brought in an inconvenient forum or that the venue of the suit, action or proceeding is improper, and (iii) hereby waive any and all rights they may have to a trial by jury with respect to any suit, action or proceeding based on, or arising out of, under, or in connection with, this Agreement.

            (i) Complete Agreement. This Agreement, the Purchase Agreement, the Notes, and all other agreements, instruments or documents executed and/or delivered in connection therewith are intended by the Debtor and the Collateral Agent as a final expression of their agreement with respect to the subject matter hereof and thereof, and supersede all prior agreements and understandings whether oral or written with respect to the subject matter hereof and thereof.


          [Remainder of page intentionally left blank.]

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the date first above written.

            "Debtor":


            BROADCAST INTERNATIONAL, INC.


            By:_____________________________________________
               Rodney M. Tiede, President & CEO




            "Collateral Agent":


            GRYPHON MASTER FUND, L.P.

            By:  Gryphon Partners, L.P., its General Partner

            By:  Gryphon Management Partners, L.P., its General Partner

            By:  Gryphon Advisors, L.L.C., its General Partner


            By: ___________________________________________________
                 E.B. Lyon, IV, Authorized Agent